Exhibit T3A.7

[logo:] Registrars OF SPAIN

Interactive Commercial Information of the Commercial Registries of Spain

MADRID Commercial Registry

Issued: 07/02/2025 at 13:40 hours.

For any queries regarding the request you have just made, remember the assigned application number: Application no.: N91HC11M

Index of requested headings:

•	General data

•	Current presentation entries

•	Special situations

•	Share capital

•	List of registered acts published in the BORME [Official Gazette of the Spanish Commercial Registry]

•	Deposit of annual accounts

•	Legalised books

General data	Index

Name:	SOLVIA SERVICIOS INMOBILIARIOS SA

Start date of operations:	28/05/2013

Corporate address:	C/ VIA DE LOS POBLADOS 3 - EDIFICIO 1 MADRID 28003-MADRID

Duration:	Indefinite

N.I.F. [tax ID]:	A86744349 EUID: ES28065.081291850

Registry data:	Folio M-560663 Volume 35681 Page 139 IRUS [Unique company registration identifier]: 1000290691567

Object of the company:	‘Article 2.- The company has as its object: (a) The provision of advisory services in the accounting, financial, tax, legal, technical, property, marketing, advertising, engineering, quality and IT sectors, as well as the provision of investment advisory services to financial institutions, companies and individuals. (b) The preparation of commercial reports, whether for its own use or for third parties, obtained from any kind of public or private body. (c) The preparation of reports, studies and projects relating to the activity for which the advisory services are provided. (d) The administration and management of financial products, and also the management and collection on behalf of third parties of the amounts that may be due to them,

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represented by any public or private document, whether or not it is of a business nature. (e) The creation, development, rental and sale of software as well as the provision of all types of IT services, particularly those dedicated to financial and property services. (f) The provision of all types of services related to the administration, custody, management, exploitation and marketing of property, as well as the administration and management of financial assets and the custody of related documentation. (g) The development, subdivision, construction, promotion and rehabilitation, as well as planning, management, discipline and execution activities that may be carried out at the request of individuals by any of the forms established by law, either on its own account or on behalf of third parties, of all types of property. (h) The mediation in the direct sale or auction of property, individual financial assets and credit portfolios, all on its own account or on behalf of third parties. (i) The organisation, management, administration and operation of all types of auctions and other types of events and exhibitions of similar characteristics or purpose of movable property, property and financial assets. (j) The provision of management and administration services to companies or entities with an identical or similar purpose, whether owned by the Company or by third parties. All the activities included in the corporate purpose shall be carried out by the appropriate professionals with the official qualifications required in each case. The Company shall only be an intermediary company in relation to those of the aforementioned activities which, in accordance with Law 2/2007 on Professional Companies, are considered to be professional activities. Excluded from the corporate purpose are those activities reserved by law to certain types of companies, as well as those for which an authorisation or qualification is required which the Company does not have and, specifically and expressly, those activities regulated in Securities Market Law and the Law on Collective Investment Institutions. The aforementioned activities may be carried out by the company, either directly or indirectly, including through its participation in other companies with the same or similar objects. a) The provision of advisory services in the accounting, financial, tax, legal, technical, property, marketing, advertising, engineering, quality and IT fields, as well as the provision of investment advisory services to financial institutions, companies and individuals; b) The preparation of business reports, either for its own use or for third parties, obtained from any kind of public or private body. c) The preparation of reports, studies and projects relating to the activity for which the advisory services are provided. d) The administration and management of

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financial products, as well as the management and collection on behalf of third parties of any amounts owed to them, represented by any public or private document, whether or not it is a transfer document. e) The creation, development, rental and sale of software, as well as the provision of all types of IT services, particularly those dedicated to financial and property services. f) The provision of all kinds of services related to the administration, custody, management, exploitation and marketing of property, as well as the administration and management of financial assets and the custody of related documentation. g) The development, subdivision, construction, promotion and rehabilitation, as well as planning, management, discipline and execution activities that may be carried out at the request of private individuals, in any of the forms established by law, either on its own account or on behalf of third parties, of all types of property. h) The mediation in the direct sale or auction of property, individual financial assets and credit portfolios, on its own account or on behalf of third parties. i) The organisation, management, administration and operation of all types of auctions and other types of events and exhibitions of similar characteristics or purpose of movable property, property and financial assets. j) The provision of management and administration services to companies or entities with an identical or similar purpose, whether owned by the Company or by third parties. k) The conservation, administration and preventive and corrective maintenance of buildings, mechanical, electrical and fire-fighting installations, communications and lifting equipment, as well as security, gardening, air conditioning, disinfection and rat extermination and cleaning services and systems, maintenance and conservation of swimming pools, lifeguards, entry phones and any other service provided to the properties. 1) The provision of logistics services that are necessary for the proper operation of buildings, including concierge, cafeteria and even transport services, administrative and accounting management services. The provision of comprehensive property management services for buildings. m) The provision of commercial management services, the marketing of properties, property management and the management of leases in general for all types of properties, and in particular for commercial premises and dwellings. n) The development, implementation and management of websites, computer systems and tools that enable the publication, marketing and commercialisation of property assets and services. The management, in-house and for third parties of customer acquisition and loyalty through the internet or other electronic media. All the activities included in the corporate purpose shall be carried out by the appropriate professionals with the

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official qualification required for each case. The Company shall only be an intermediary company in relation to those of the aforementioned activities which, in accordance with Law 2/2007 on Professional Companies, are considered to be professional activities. Excluded from the corporate purpose are those activities reserved by law to certain types of companies, as well as those for which an authorisation or qualification is required that the Company does not have and, specifically and expressly, those activities that are regulated in Securities Market Law and the Law on Collective Investment Institutions. The aforementioned activities may be carried out by the Company, either directly or indirectly, including through its shareholdings in other companies with an identical or similar object.

C.N.A.E. [National Classification of Economic Activities]:	6832 - Management and administration of property.

Structure of the body:	Board of Directors

Sole shareholder:	The company on this Folio is a sole proprietorship, its sole shareholder being INTRUM HOLDING SPAIN SA, with tax identification number A86128147.

Last accounting deposit:	2023

Current presentation entries	Index

Document Journal:

Data updated on 07/02/2025, at 12:49 p.m.

Journal: 2024 Entry: 64055 Filing date: 12/11/2024 Deed date: 08/10/2024 Notary public: GUTIERREZ MORENO PEDRO LUIS Residence: MADRID - MADRID Protocol: 2024/2442 This document has been withdrawn by the interested party since 20/11/2024.

Journal: 2024 Entry: 78952 Filing date: 17/12/2024 Deed date: 02/12/2024 Notary public: SECRETARY NOT COUNSELOR Residence: MADRID - MADRID This document has been withdrawn by the interested party since 26/12/2024.

Journal of accounts:	Data updated on 07/02/2025, at 12:56 p.m. Journal/entry: No current filing entries

Journal of books:	Data updated on 07/02/2025, at 09:00 a.m. Journal/entry: No current filing entries

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Journal of auditors and experts:	Data updated on 07/02/2025, at 09:00 a.m.

Journal/entry: No current filing entries

Special situations	Index

There are no special situations

Share capital	Index

Subscribed capital:	9,683,010.00 Euros.

Paid-up capital:	9,683,010.00 Euros.

List of registered acts published in the BORME	Index

Registration 451	Registered on folio M-00560663, volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated on 18/12/2024, number 2024/3366 in MADRID Date of registration: 05/02/2025 Registered acts:
Change of name.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
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Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
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Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

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Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

www.registradores.org

[logo:] Registrars OF SPAIN

Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Merger by absorption. Subject of origin: HRE NB 2022 SL
Merger by absorption. Subject of origin: AKTUA SOLUCIONES
FINANCIERAS SL
Merger by takeover. Subject of origin: AKTUA SOLUCIONES
FINANCIERAS HOLDINGS SL
Merger by absorption. Subject of origin: SOLVIA SERVICIOS
INMOBILIARIOS SL

Registration 450	Date of publication: 24/01/25. Gazette no. 16. Reference no: 00377252025. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/12/2024, number 2024/2951 in MADRID Date of registration: 17/01/2025

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 449	Date of publication: 22/01/25. Gazette no. 14. Reference no: 00312292025. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 04/12/2024, number 2024/2950 in MADRID Date of registration: 15/01/2025.
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑ 679.7855122.963 granted to the company ‘GLOBAL LICATA SA’
Other registrable acts: REVOKED the power of attorney in favour of Ms Ruth García Acedo which gave rise to the 87th and 181st registration; and the power of attorney in favour of Mr Antonio Zafra Cantero which gave rise to 346th registration
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑO VAZQUEZ DE PRADA which gave rise to 296th registration of Folio M-140.843 opened to the company ‘DIVARIAN PROPIEDAD SA’.
Other registrable acts: REVOKED the power of attorney in favour of Mr. ANTONIO ZAFA CANTERO which caused the 8th registration of Folio M-670.769 opened to the company ‘PROMONTORIA AGORA S.L.’
Other registrable acts: REVOKED the powers of attorney in favour of Mr ANTONIO ZAFRA CANTERO, Ms RUTH GARCÍA ACEDO, Ms ESTHER CAMAÑO VAZQUEZ DE PRADA AND CARMEN SALVADOR MASQUE which gave rise to 79th and 94th registrations of Folio M-549.293 open to the SAREB company.
Other registrable acts: REVOKED the power of attorney in favour of Mr ANTONIO ZAFRA

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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CANTERO which gave rise to the 6th registration of Folio M-645.827 opened to the company ‘PROMONTORIA EGEO SL’
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑO VAZQUEZ DE PRADA and Ms CARMEN SALVADOR MAS which gave rise to the 7th registration of Folio M-749.402 open to the company ‘LIVINGCENTER ACTIVOS INMOBILIARIOS SA’.
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑO VAZQUEZ DE PRADA which gave rise to the 29th registration of Folio M- 679.786 opened to the company ‘GLOBAL PANTELARIA SA’.
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑO VAZQUEZ DE PRADA which gave rise to the 235th registration of Folio M-5122.963 opened to the company ‘DIVARIAN DESARROLLOS INMOBILIARIOS SL’.
Other registrable acts: REVOKED the power of attorney in favour of Ms ESTHER CAMAÑO VAZQUEZ DE PRADA AND Ms CARMEN SALVADOR MAS which gave rise to the 224th registration of Folio M-522.312 open to the company ‘BFA TENEDORA DE ACCIONES SA’.

Registration 448	Date of publication: 25/11/25. Gazette no. 227. Reference no. 05059092024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 447	Date of publication: 25/11/24. Gazette no. 227. Reference no: 05059082024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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18/11/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 446

Date of publication: 25/11/25. Gazette no. 227. Reference no. 05059072024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024

Registered acts:

Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 445	Date of publication: 25/11/24. Gazette no. 227. Reference no: 05059062024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 444	Date of publication: 25/11/25. Gazette no. 227. Reference no. 05059052024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 08/10/2024, number 2024/2434 in MADRID Date of registration: 18/11/2024
Registered acts:
Granting of powers of attorney.

Registration 443	Date of publication: 20/11/24. Gazette no. 224. Reference no: 04983912024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 08/11/2024, number 2024/2912 in MADRID Date of registration: 13/11/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 442	Date of publication: 13/11/24. Gazette no. 219. Reference no: 04848312024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2016 in MADRID Date of registration: 06/11/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 441	Date of publication: 12/11/24. Gazette no. 218. Reference no: 04822212024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2016 in MADRID Date of registration: 06/11/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Registration 441	authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2016 in MADRID Date of registration: 05/11/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 440	Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2434 in MADRID Date of registration: 28/10/2024
Registered acts:
Other registrable acts.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Registration 439	Date of publication: 04/11/24. Gazette no. 212. Reference no: 04694702024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2034 in MADRID Date of registration: 25/10/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 438	Date of publication: 29/10/24. Gazette no. 209. Reference no: 04623182024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 03/07/2024, number 2024/1773 in MADRID Date of registration: 22/10/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 437	Date of publication: 29/10/24. Gazette no. 209. Reference no: 04623162024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 03/07/2024, number 2024/1770 in MADRID Date of registration: 22/10/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 436	Date of publication: 29/10/24. Gazette no. 209. Reference no: 04623152024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2003 in MADRID Date of registration: 22/10/2024
Registered acts:
Granting of powers of attorney.

Registration 435	Date of publication: 29/10/24. Gazette no. 209. Reference no: 04623172024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2016 in MADRID Date of registration: 22/10/2024
Registered acts:
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Registration 434	Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 19/03/2024, number 2024/1095 in MADRID Date of registration: 30/09/2024
Registered acts:
Other registrable acts.

Registration 433	Date of publication: 03/10/24. Gazette no. 191. Reference no: 04224762024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 31/07/2024, number 2024/2002 in MADRID Date of registration: 26/09/2024
Registered acts:
Granting of powers of attorney.

Registration 432	Date of publication: 03/10/24. Gazette no. 191. Reference no: 04224752024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 03/07/2024, number 2024/1769 in MADRID Date of registration: 26/09/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.

Registration 431	Date of publication: 21/06/24. Gazette no. 119. Reference no: 02817622024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE dated 19/03/2024, number 2024/1095 in MADRID Date of registration: 14/06/2024
Registered acts:
Appointment of a member of an administrative body.
Resignation of a member of an administrative body.
Appointment to posts.
Appointment to posts.
Dismissal of posts.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 430	Date of publication: 21/06/24. Gazette no. 119. Reference no: 02817612024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ- BUSTAMANTE dated 19/03/2024, number 2024/1091 in MADRID Date of registration: 14/06/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Law 11/2023. Opening Electronic page.

Registration 429	Date of publication: 27/05/24. Gazette no. 100. Reference no: 02385382024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3005 in MADRID Date of registration: 17/05/2024
Registered acts:
Granting of powers of attorney.

Registration 428	Date of publication: 23/05/24. Gazette no. 98. Reference no: 02355812024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3516 in MADRID Date of registration: 16/05/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 427	Date of publication: 22/05/24. Gazette no. 97. Reference no: 02328902024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3015 in MADRID Date of registration: 14/05/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 426	Date of publication: 21/05/24. Gazette no. 96. Reference no: 02314482024. Registered on Folio M-00560663 volume 0, page 0. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3012 in MADRID Date of registration: 13/05/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Law 11/2023. Opening Electronic page.

Registration 425	Date of publication: 20/05/24. Gazette no. 95. Reference no: 02293172024. Registered on Folio M-00560663 volume 45242, page 114. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3014 in MADRID Date of registration: 08/05/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 424	Date of publication: 20/05/24. Gazette no. 95. Reference no: 02293162024. Registered on Folio M-00560663 volume 45242, page 111. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3013 in MADRID Date of registration: 08/05/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 423	Date of publication: 20/05/24. Gazette no. 95. Reference no: 02293152024. Registered on Folio M-00560663 volume 45242, page 108. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3008 in MADRID Date of registration: 08/05/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 422	Date of publication: 20/05/24. Gazette no. 95. Reference no: 02293142024. Registered on Folio M-00560663 volume 45242, page 105. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3007 in MADRID Date of registration: 08/05/2024
Registered acts:
Granting of powers of attorney.

Registration 421	Date of publication: 20/05/24. Gazette no. 95. Reference no: 02293132024. Registered on Folio M-00560663 volume 45242, page 102. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3006 in MADRID Date of registration: 08/05/2024
Registered acts:
Granting of powers of attorney.

Registration 420	Date of publication: 17/05/24. Gazette no. 94. Reference no: 02263732024. Registered on Folio M-00560663 volume 45242, page 099. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3001 in MADRID Date of registration: 07/05/2024
Registered acts:
Granting of powers of attorney.

Registration 419	Date of publication: 17/05/24. Gazette no. 94. Reference no: 02263722024. Registered on Folio M-00560663 volume 45242, page 096. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3002 in MADRID Date of registration: 07/05/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 418	Date of publication: 17/05/24. Gazette no. 94. Reference no: 02263712024. Registered on Folio M-00560663 volume 45242, page 092. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3003 in MADRID Date of registration: 07/05/2024
Registered acts:
Granting of powers of attorney.

Registration 417	Date of publication: 17/05/24. Gazette no. 94. Reference no: 02263702024. Registered on Folio M-00560663 volume 45242, page 089. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3004 in MADRID Date of registration: 07/05/2024
Registered acts:
Granting of powers of attorney.

Registration 416	Date of publication: 22/04/24. Gazette no. 78. Reference no: 01902192024. Registered on Folio M-00560663 volume 45242, page 088. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/911 in MADRID Date of registration: 15/05/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Other registrable acts: REVOKED THE POWER OF ATTORNEY IN FAVOUR OF MR ANTONIO CARRASCO CRUJERA, IN THE 80th REGISTRATION OF THE COMPANY HAYA REAL ESTATE SA

Registration 415	Date of publication: 09/04/24. Gazette no. 69. Reference no: 01692082024. Registered on Folio M-00560663 volume 45242, page 087. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/910 in MADRID Date of registration: 02/04/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 414	Date of publication: 09/04/24. Gazette no. 69. Reference no: 01692072024. Registered on Folio M-00560663 volume 45242, page 086. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/907 in MADRID Date of registration: 02/04/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 413	Date of publication: 09/04/24. Gazette no. 69. Reference no: 01692062024. Registered on Folio M-00560663 volume 45242, page 085. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/906 in MADRID Date of registration: 02/04/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Registration 412	Date of publication: 09/04/24. Gazette no. 69. Reference no: 01692052024. Registered on Folio M-00560663 volume 45242, page 085. Deed authorised before the notary public FERNÁNDEZ-MERINO RODRÍGUEZ-BUSTAMANTE JAVIER dated 05/03/2024, number 2024/905 in MADRID Date of registration: 02/04/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 411	Date of publication: 13/03/24. Gazette no. 52. Reference no: 01277572024. Registered on Folio M-00560663 volume 45242, page 081. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 05/03/2024, number 2023/3011 in MADRID Date of registration: 06/03/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.

Registration 410	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250482024. Registered on Folio M-00560663 volume 45242, page 078. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/42 in MADRID Date of registration: 06/03/2024
Registered acts:
Granting of powers of attorney.
Granting of powers of attorney.
Granting of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 409	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250472024. Registered on Folio M-00560663 volume 45242, page 078. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 12/01/2024, number 2024/41 in MADRID Date of registration: 05/03/2024
Registered acts:
Appointment of a member of an administrative body.
Appointment of a member of an administrative body.
Dismissal of a member of an administrative body.
Dismissal of a member of an administrative body.

Registration 408	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250462024. Registered on Folio M-00560663 volume 45242, page 077. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2024, number 2023/3517 in MADRID Date of registration: 05/03/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 407	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250452024. Registered on Folio M-00560663 volume 45242, page 077. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3515 in MADRID Date of registration: 05/03/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 409	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250442024. Registered on Folio M-00560663 volume 45242, page 076. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3494 in MADRID Date of registration: 05/03/2024
Registered acts:
Granting of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Registration 405	Date of publication: 12/03/24. Gazette no. 51. Reference no: 01250432024. Registered on Folio M-00560663 volume 45242, page 075. Deed authorised before the notary public GUTIERREZ MORENO PEDRO LUIS dated 21/12/2023, number 2023/3493 in MADRID Date of registration: 05/03/2024
Registered acts:
Granting of powers of attorney.

Registration 404	Date of publication: 29/02/24. Gazette no. 43. Reference no: 01056112024. Registered on Folio M-00560663 volume 45242, page 073. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/3000 in MADRID Date of registration: 22/02/2024
Registered acts:
Granting of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 403	Date of publication: 22/02/24. Gazette no. 38. Reference no: 00927662024. Registered on Folio M-00560663 volume 45242, page 072. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/2998 in MADRID Date of registration: 15/02/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

The Secure Verification Code allows the authenticity of the document to be verified by accessing the original electronic file of the issuing body at the following address:

https://sede.registradores.org/sede/sede-csv-web/csv

[QR Code]

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Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Registration 402	Date of publication: 21/02/24. Gazette no. 37. Reference no: 00900472024. Registered on Folio M-00560663 volume 45242, page 072. Deed authorised before the notary public BARREIROS FERNANDEZ FRANCISCO JAVIER dated 17/11/2023, number 2023/2999in MADRID Date of registration: 14/02/2024
Registered acts:
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.
Revocation of powers of attorney.

Annual accounts deposit	Index

Year 2023	Ordinary. Deposit date: 26/09/2024 Journal: 2024/189977 Deposit: File: 3/2024/230014 Closing date: 31/12/2023. Main CNAE: 6831Main CNAE: 6832

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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Year 2022	Ordinary. Deposit date: 27/09/2023 Journal: 0/46572 Deposit:
File: 3/2024/230014 Closing date: 31/12/2023. Main CNAE: 6832

Year 2022	Consolidated. Deposit date: 11/07/2023 Journal: 0/46573 Deposit:
File: 3/2023/75244 Closing date: 31/12/2022. Main CNAE: 6832

Year 2021	Ordinary. Date of deposit: 03/06/2022 Journal: 0/29829 Deposit:
File: 3/2022/49691 Closing date: 31/12/2021. Main CNAE: 6832

Year 2021	Consolidated. Date of deposit: 15/06/2022 Journal: 0/29830 Deposit:
File: 3/2022/53302 Closing date: 31/12/2021. Main CNAE: 6832

Year 2020	Ordinary. Date of deposit: 31/05/2021 Journal: 0/27743 Deposit:
File: 3/2021/59262 Closing date: 31/12/2020. Main CNAE: 6832

Year 2020	Consolidated. Deposit date: 28/05/2021 Journal: 0/27744 Deposit:
File: 3/2021/58603 Closing date: 31/12/2020. Main CNAE: 6832

Year 2019	Ordinary. Deposit date: 01/06/2020 Journal: 0/18727 Deposit:
File: 3/2020/30914 Closing date: 31/12/2019. Main CNAE: 6832

Year 2019	Consolidated. Deposit date: 03/06/2020 Journal: 0/18728 Deposit:
File: 3/2020/31470 Closing date: 31/12/2019. Main CNAE: 6832

Year 2018	Consolidated. Deposit date: 28/05/2019 Journal: 0/22868 Deposit:
File: 3/2019/37085 Closing date: 31/12/2018. Main CNAE: 6832

Year 2018	Ordinary. Deposit Date: 03/06/2019 Journal: 0/22871 Deposit:
File: 3/2019/38552 Closing date: 31/12/2018. Main CNAE: 6832

Year 2017	Consolidated. Deposit date: 22/05/2018 Journal: 0/20354 Deposit:
File: 3/2018/31389 Closing date: 31/12/2017. Main CNAE: 6832

Year 2017	Ordinary. Deposit date: 22/05/2018 Journal: 0/20355 Deposit:
File: 3/2018/31388 Closing date: 31/12/2017. Main CNAE: 6832

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Legalised books	Index

Year 2023	Date of legalisation: 23/09/2024

Year 2023	Date of legalisation: 18/10/2024

Year 2022	Date of legalisation: 25/04/2023

Year 2022	Date of legalisation: 12/05/2023

Year 2021	Date of legalisation: 09/05/2022

Year 2021	Date of legalisation: 13/05/2022

Year 2020	Date of legalisation: 14/05/2021

Year 2020	Date of legalisation: 26/05/2021

Year 2019	Date of legalisation: 28/04/2020

Year 2019	Date of legalisation: 30/04/2020

Year 2018	Date of legalisation: 25/04/2019

Year 2018	Date of legalisation: 26/04/2019

Year 2017	Date of legalisation: 08/05/2018

Year 2017	Date of legalisation: 10/05/2018

Year 2016	Date of legalisation: 23/09/2024

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Year 2016	Date of legalisation: 19/05/2017

Year 2015	Date of legalisation: 05/05/2016

Year 2015	Date of legalisation: 12/05/2016

Year 2014	Date of legalisation: 14/04/2014

Year 2014	Date of legalisation: 11/12/2014

Year 2014	Date of legalisation: 23/04/2015

Year 2014	Date of legalisation: 30/04/2015

Year 2014	Date of legalisation: 07/05/2015

Year 2014	Date of legalisation: 02/06/2015

Year 2013	Date of legalisation: 13/06/2013

Year 2013	Date of legalisation: 20/05/2014

This information is provided with reference to the data contained in the digital file of the Commercial Registry and is purely informative. In the event of any discrepancy, the content of the entries in the register shall prevail over the index maintained by digital procedures. The certificate issued by the Commercial Registrar is the only means of reliably certifying the content of the registrations and other documents filed or deposited at the Registry (Article 77 of the Commercial Registry Regulations).

BASIC INFORMATION ON PERSONAL DATA PROTECTION

Data Controller: Registrar/Entity listed in the header of the document. For further information, please see the other data protection information.

Purpose of processing: To provide the requested registration service including the practice of associated notifications and, where appropriate, invoicing thereof, as well as to comply with the legislation on money laundering and terrorist financing that may include profiling.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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by accessing the original electronic file of the issuing body at the following address:

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Legal basis for processing: The processing of the data is necessary: for the performance of a task carried out in the public interest or in exercise of public powers vested in the registrar, in compliance with the relevant legal obligations, as well as for the performance of the requested service.

Rights: Mortgage and commercial legislation establish a special regime with regard to the exercise of certain rights, and therefore the provisions of these will be complied with. For matters not provided for in the registry regulations, the provisions of data protection legislation shall apply, as indicated in the details of the additional information. In any case, the exercise of the rights recognised by the data protection legislation to the data owners shall comply with the requirements of the registration procedure.

Categories of data: Identity data, contact data, other data available in the additional data protection information.

Recipients: Processing of data by other recipients is foreseen. No international transfers are foreseen.

Sources from which the data originate: The data may come from: the data subject himself/herself, the presenter, the legal representative, Management/Advisory.

Other data protection information: Available at https://www.registradores.org/politica-de-privacidad- servicios-registrales depending on the type of registration service requested.

Secure Verification Code (CSV): 09999908DE094EE28CCB834D

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